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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 26, 2004

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                             VA Software Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                     000-28369                77-0399299
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On August 26, 2004, VA Software Corporation ("VA Software" or the "Company") issued a press release regarding its financial results for the quarter and fiscal year ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and a copy of the financial statements included in the press release are filed separately as Exhibit 99.2 to this report.

Use of Non-GAAP Financial Information

         To supplement its consolidated financial statements presented in accordance with GAAP, VA Software uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results. In addition, because the Company has historically reported non-GAAP results to the investment community, it believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators the Company's management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.  Description
-----------  -----------

99.1         Press release issued by VA Software Corporation on August 26, 2004.
99.2         Financial Statements

         The information in this Current Report on Form 8-K under Section 2.02 hereunder and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Exhibit 99.2 to this report is being filed with the Securities and Exchange Commission.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VA SOFTWARE CORPORATION
                                      a Delaware corporation

                                      By:/s/ Kathleen R. McElwee
                                      ------------------------------------------
                                      Kathleen R. McElwee
                                      Vice President and Chief Financial Officer

Date:  August 26, 2004



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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1         Press release issued by VA Software Corporation on August 26, 2004.
99.2         Financial Statements